SUPPLEMENT TO THE PROSPECTUS

The date of this supplement is February 26, 2026.

For Certain MFS® Funds

Effective immediately, the “General Waiver Category P. Self-Directed Brokerage Account Platforms (Class A shares only)” in the sub-section entitled “Financial Intermediary Category I Eligible Accounts: Accounts that are not Eligible for Financial Intermediary Categories II – XI” under the main heading entitled “Appendix A - Waivers and Reductions of Sales Charges” is restated in its entirety as follows:

Sales Charge Waived
Waiver Category	Class A ISC	Class A CDSC	Class B CDSC	Class C CDSC
P. Self-Directed Brokerage Account Platforms (Class A shares only)

Shares acquired through a self-directed brokerage account platform (that may or may not charge a transaction fee to investors) offered by a financial intermediary who has entered into an agreement with MFD to offer fund shares through such platform. As of the date of the fund's prospectus, the following financial intermediaries had entered into an agreement with MFD to offer fund shares through such a platform: Charles Schwab & Co. Inc.; E*TRADE Securities LLC; Fidelity Brokerage Services LLC; GWFS Equities, Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan Stanley Smith Barney LLC; National Financial Services LLC; Nationwide Financial Services, Inc.; Nationwide Securities LLC; and Vanguard Marketing Corporation.

	√	√

Effective immediately, the last paragraph under the sub-heading entitled "Description of Certain Policies for Sales Charge Waivers or Reductions" in the sub-section entitled "Financial Intermediary Category VII Eligible Accounts: Accounts Investing in Shares of the Fund through an Edward Jones Platform or Account Maintained at an Omnibus Level by Edward Jones with the Fund" under the main heading entitled "Appendix A - Waivers and Reductions of Sales Charges" is restated in its entirety as follows:

Right Of Accumulation (ROA). Under the ROA, a shareholder may pay a reduced or no initial sales charge on purchases of Class A shares by aggregating the amount of the shareholder's investment with the shareholder's existing investments in the MFS funds and MFS 529 funds, based on the higher of the cost paid by the shareholder minus sales or the current market value of the applicable MFS funds and MFS 529 funds. For purposes of calculating the ROA, the shareholder's account may be grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations ("pricing groups") (as determined by Edward Jones under its policies and procedures). For purposes of calculating the ROA, holdings of shares of certain money market funds or shares held in group retirement plans are not taken into account. If grouping assets as a shareholder, the ROA includes all investments of a shareholder in the MFS funds and MFS 529 funds held on the Edward Jones platform and/or held on other platforms. The inclusion of investments in the MFS funds and MFS 529 funds held in accounts not maintained by Edward Jones is dependent on the shareholder notifying Edward Jones of such investments at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge. The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

MULTI-SUP-I-022626

For Certain MFS Funds

Effective immediately, the sub-section entitled "Financial Intermediary Category IX Eligible Accounts: Accounts Investing in Shares through a Baird Platform or Account Maintained at an Omnibus Level by or on behalf of Baird with the Fund" under the main heading entitled "Appendix A - Waivers and Reductions of Sales Charges" is restated in its entirety as follows:

Financial Intermediary Category IX

Eligible Accounts: Accounts Investing in Shares through a Baird Platform or Account Maintained at an Omnibus Level by or on behalf of Baird with the Fund

Shareholders purchasing fund shares through a Baird platform or account maintained at an omnibus level with the fund by Baird, or by a clearing broker or custodian on behalf of Baird, will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the fund's prospectus or the SAI. Customers of Baird whose accounts are established directly with the fund are not eligible for these waivers and discounts.

Shareholders remain eligible for volume breakpoints as described in the fund's prospectus or SAI.

Sales Charge Waived
Waiver Category	Class A ISC	Class A CDSC	Class C CDSC
A. Dividend and Distribution Reinvestment
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.	√
B. Employees/Registered Representatives of Baird
Shares acquired by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird.	√
C. Reinstatement Privilege

Shares purchased from the proceeds of redemptions from another MFS fund, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur within the purchaser’s Baird household, and (iii) redeemed shares were subject to a front-end or deferred sales charge (also known as "Rights of Reinstatement").

	√	√	√
D. Transactions between Share Classes and Funds

A shareholder in the fund's Class C shares will have such Class C shares converted at net asset value to Class A shares of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Baird.

√
E. Retirement Plans

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

√
F. Death or Disability of Owner
Shares redeemed on account of the death or disability of the account shareholder.		√	√
G. Systematic Withdrawals
Shares sold as part of a systematic withdrawal plan as described in the fund's prospectus.		√	√

MULTI-SUP-I-022626

For Certain MFS Funds

Sales Charge Waived
Waiver Category	Class A ISC	Class A CDSC	Class C CDSC
H. Benefit Responsive Waivers for Retirement Accounts
Return of excess contributions from an IRA Account.		√	√
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.		√	√
I. Payment of Baird Fees
Shares sold to pay Baird fees but only if the transaction is initiated by Baird.		√	√
J. Rights of Accumulation

Rights of Accumulations (ROAs) which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of MFS fund family assets held by accounts within the purchaser’s household at Baird. Eligible MFS fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial adviser about such assets.

√
K. Letters of Intent
Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of MFS fund family assets through Baird, over a 13-month period of time.	√

MULTI-SUP-I-022626